Exhibit 10.38

EXECUTION COPY

FIRST AMENDMENT TO CHANGE IN CONTROL AGREEMENT

This First Amendment to the Change in Control Agreement, dated February 1, 2012, is entered into by and between MAP Pharmaceuticals, Inc., a Delaware corporation (“Company”), and Timothy S. Nelson (“Executive”).

WHEREAS, Executive and the Company entered into that certain Change in Control Agreement effective September 18, 2007 (the “Change in Control Agreement”);

WHEREAS, Executive and the Company have mutually agreed that it is in their best interest to amend the Change in Control Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree that, effective as of the date hereof, the Change in Control Agreement is hereby amended as follows;

1.     Effective as of the date hereof, Subsection (iv) of the definition of “Good Reason” contained in Section 1(d) of the Change in Control Agreement shall be replaced and amended to read in its entirety as follows:

(iv) the assignment to Executive of any duties or responsibilities that results in any diminution or adverse change of Executive’s position, status, circumstances of employment or scope of responsibilities;

2.     Except as hereby specifically amended or modified, the terms of the Change in Control Agreement, as amended by this First Amendment, shall remain in full force and effect. This First Amendment may be executed by the parties hereto in two counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. This First Amendment shall be governed in all respects by the laws of the State of California, without regard to the principles conflicts of laws.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment to the Change in Control Agreement as of the day and year first above written.

EXECUTIVE

/s/ Timothy S. Nelson
Timothy S. Nelson

MAP PHARMACEUTICALS, INC.

BY:	/s/ C. Friedman
	NAME:	C. Friedman
	TITLE:	SVP, General Counsel and Secretary

2